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                                                                   EXHIBIT 24


                           LARIZZA INDUSTRIES, INC.

                              Power of Attorney




        KNOW ALL PEOPLE BY THESE PRESENTS, that Larizza Industries, Inc., an Ohio corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities
Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K with respect to the year ended December 31, 1994, and the Company and each of the undersigned directors and officers of the Company hereby constitute and appoint Ronald T. Larizza, Edward L. Sawyer, Jr., Edward W. Wells and Terence
C. Seikel, and each of them (with full power of substitution and re-substitution), its, his or her true and lawful attorney-in-fact and agent for each of such persons and on its, his or her behalf and in its, his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission such aforesaid Annual Report under the Act, including any amendment or amendments, supplement or supplements relating thereto and all exhibits thereto, and any and all documents required to be filed with the American Stock Exchange, Inc., the National Association of Securities Dealers, Inc. and any federal or state regulatory authority pertaining to such Annual Report, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates set forth below.

                                  LARIZZA INDUSTRIES, INC.


January 16, 1995                  By: /s/ Ronald T. Larizza
----------------                      --------------------------------
     Date                                 Ronald T. Larizza
                                          President

January 16, 1995                      /s/ Ronald T. Larizza
----------------                      --------------------------------
     Date                                 Ronald T. Larizza

January 16, 1995                      /s/ Edward L. Sawyer, Jr.
----------------                      --------------------------------
     Date                                 Edward L. Sawyer, Jr.

January 12, 1995                      /s/ Edward Wells
----------------                      --------------------------------
     Date                                 Edward W. Wells

January 12, 1995                      /s/ Terence Seikel
----------------                      --------------------------------
     Date                                 Terence C. Seikel

January 12, 1995                      /s/ Mary Jane Vicary
----------------                      --------------------------------
     Date                                 Mary Jane Vicary

January 15, 1995                      /s/ Frank E. Blazey Jr.
----------------                      --------------------------------
     Date                                 Frank E. Blazey, Jr.

January 25, 1995                      /s/ Arthur L. Wiseley
----------------                      --------------------------------
     Date                                 Arthur L. Wiseley

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